                                                                     EXHIBIT 3.2


                                    BY-LAWS
                                      OF
                                 VARIAN, INC.
                            A Delaware Corporation

     As adopted on February 19, 1999, to be effective on April __, 1999

                   TABLE OF CONTENTS

                                                              PAGE
ARTICLE I      OFFICES........................................  1

   Section  1.    Registered Office...........................  1
   Section  2.    General Office and Other Offices............  1

ARTICLE II     STOCKHOLDERS' MEETINGS.........................  1

   Section  3.    Annual Meeting..............................  1
   Section  4.    Business to be Conducted at Annual Meeting..  1
   Section  5.    Special Meetings............................  2
   Section  6.    Place of Meetings...........................  2
   Section  7.    Notice of Meetings..........................  3
   Section  8.    Nominations of Directors....................  3
   Section  9.    List of Stockholders........................  4
   Section 10.    Quorum......................................  4
   Section 11.    Voting and Required Vote....................  5
   Section 12.    Proxies.....................................  5
   Section 13.    Inspectors of Election; Polls...............  5
   Section 14.    Organization................................  5
   Section 15.    No Stockholder Action by Written Consent....  5

ARTICLE III    BOARD OF DIRECTORS.............................  6

   Section 16.    General Powers, Number, Term of Office......  6
   Section 17.    Vacancies...................................  6
   Section 18.    Chairman of the Board.......................  6
   Section 19.    Regular Meetings............................  7
   Section 20.    Special Meetings............................  7
   Section 21.    Notices.....................................  7
   Section 22.    Conference Telephone Meetings...............  7
   Section 23.    Quorum......................................  7
   Section 24.    Organization................................  8
   Section 25.    Resignations................................  8
   Section 26.    Removal.....................................  8
   Section 27.    Action Without a Meeting....................  8
   Section 28.    Location of Books...........................  8
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                                    -i-
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                              TABLE OF CONTENTS
                                  (CONTINUED)

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                                                               PAGE
  Section 29.  Dividends......................................   8
  Section 30.  Compensation of Directors......................   8
  Section 31.  Additional Powers..............................   9

ARTICLE IV   COMMITTEES OF DIRECTORS..........................   9

  Section 32.  Designation, Power, Alternate Members..........   9
  Section 33.  Quorum, Manner of Acting.......................   9
  Section 34.  Minutes........................................   9

ARTICLE V    ADVISORY DIRECTORS...............................  10

  Section 35.  Advisory Directors.............................  10

ARTICLE VI   OFFICERS.........................................  10

  Section 36.  Designation....................................  10
  Section 37.  Election and Term..............................  10
  Section 38.  Removal........................................  10
  Section 39.  Resignations...................................  10
  Section 40.  Vacancies......................................  10
  Section 41.  Chief Executive Officer........................  10
  Section 42.  President......................................  11
  Section 43.  Vice Presidents................................  11
  Section 44.  Secretary......................................  11
  Section 45.  Assistant Secretaries..........................  11
  Section 46.  Chief Financial Officer........................  11
  Section 47.  Treasurer......................................  11
  Section 48.  Assistant Treasurers...........................  12
  Section 49.  Controller.....................................  12
  Section 50.  Assistant Controllers..........................  12

ARTICLE VII  CONTRACTS, INSTRUMENTS AND PROXIES...............  12

  Section 51.  Contracts and Other Instruments................  12
  Section 52.  Proxies........................................  12

ARTICLE VIII CAPITAL STOCK....................................  13

  Section 53.  Stock Certificates; Book-Entry Accounts........  13
  Section 54.  Record Ownership...............................  13

                              TABLE OF CONTENTS
                                  (CONTINUED)

                                                                PAGE
   Section 55. Record Dates....................................  13
   Section 56. Transfer of Stock...............................  13
   Section 57. Lost, Stolen or Destroyed Certificates..........  13
   Section 58. Terms of Preferred Stock........................  14

ARTICLE IX   INDEMNIFICATION...................................  14

   Section 59. Right of Indemnification Generally..............  14
   Section 60. Written Request; Determination of Entitlement...  15
   Section 61. Recovery of Unpaid Claim........................  15
   Section 62. Exclusivity; Subsequent Modification............  15
   Section 63. Insurance.......................................  15
   Section 64. Other Indemnification Rights....................  16
   Section 65. Illegality; Unenforceability....................  16
   Section 66. Form and Delivery of Communications.............  16

ARTICLE X    MISCELLANEOUS.....................................  16

   Section 67. Corporate Seal..................................  16
   Section 68. Fiscal Year.....................................  16
   Section 69. Auditors........................................  16
   Section 70. Waiver of Notice................................  17

ARTICLE XI   AMENDMENT TO BY-LAWS..............................  17

   Section 71. Amendments......................................  17

                                    BY-LAWS
                                      OF
                                 VARIAN, INC.
                            A Delaware Corporation

     As adopted on February 19, 1999, to be effective on April __, 1999

                                   ARTICLE I

                                    OFFICES

  Section 1. Registered Office. The name of the registered agent of Varian, Inc.
             -----------------
(the "Corporation") is The Corporation Trust Company and the registered office of the Corporation shall be located in the City of Wilmington, County of New Castle, State of Delaware.

  Section 2. General Office and Other Offices. The Corporation shall have its
             --------------------------------
General Offices in the City of Palo Alto, State of California (the "General Offices"), and may also have offices at such other places in or outside the State of Delaware as the Board of Directors of the Corporation (the "Board of Directors") may from time to time designate or the business of the Corporation may require.

                                  ARTICLE II

                            STOCKHOLDERS' MEETINGS

  Section 3. Annual Meeting. An annual meeting of stockholders shall be held on
             --------------
such day and at such time as may be designated by the Board of Directors for the purpose of electing directors and for the transaction of such other business as properly may come before such meeting. Any previously scheduled annual meeting of the stockholders may be postponed by resolution of the Board of Directors upon public notice given on or prior to the date previously scheduled for such annual meeting of stockholders.

  Section 4. Business to be Conducted at Annual Meeting.
             ------------------------------------------

         (a) At an annual meeting of stockholders, only such business shall be conducted as shall have been brought before the meeting (i) pursuant to the Corporation's notice of the meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice provided for in this By-Law, who shall be entitled to vote at such meeting and who shall have complied with the notice procedures set forth in this By-Law.

         (b) For business to be properly brought before an annual meeting by a stockholder pursuant to clause (a)(iii) of this By-Law, notice in writing must be delivered or mailed to the Secretary and received at the General Offices, not less than 60 days nor more than 90 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year's annual meeting of stockholders; provided, however, that in the event that the date of the meeting is advanced by more than 30 days or delayed by more than 60 days from such meeting's anniversary date, notice by the stockholder must be received not earlier than the 90/th/ day prior to such date of mailing of proxy materials and not later than the close of business on the later of the 60/th/ day prior to such date of mailing of proxy materials or the 10/th/ day following the day on which public announcement of the date of the annual meeting is first made. Such stockholder's notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business to be brought before the annual meeting and the reasons for conducting such business at such meeting; (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class and number of shares of the Corporation's stock which are beneficially owned by the stockholder, and by the beneficial owner, if any, on whose behalf the proposal is made; and (iv) any material interest of the stockholder, and of the beneficial owner, if any, on whose behalf the proposal is made, in such business. For purposes of these By-Laws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         (c) Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this By-Law. The chairman of the meeting may, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with the provisions of this By-Law; and if the chairman should so determine, the chairman shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this By-Law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-Law. Nothing in this By-Law shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act, and any such proposal so included shall be deemed timely given for purposes of this By-Law.

  Section 5. Special Meetings. Special meetings of stockholders for any proper
             ----------------
purpose or purposes, unless otherwise provided by the General Corporation Law of the State of Delaware or in any Certificate of Designation designating any series of Preferred Stock pursuant to Article IV of the Restated Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") that shall be in effect under the General Corporation Law of the State of Delaware (a "Preferred Stock Designation"), may be called by the Chairman of the Board, the Chief Executive Officer or the President, or in the absence of each of them, by the Secretary at the written request of a majority of the directors. Business transacted at a special meeting of stockholders shall be confined to the purpose or purposes of the meeting as stated in the notice of the meeting. Any previously scheduled special meeting of the stockholders may be postponed by resolution of the Board of Directors upon notice by public announcement given on or prior to the date previously scheduled for such special meeting of stockholders.

  Section 6. Place of Meetings. All meetings of stockholders shall be held at
             -----------------
such place as may be determined by resolution of the Board of Directors.

  Section 7. Notice of Meetings. Except as otherwise required by applicable law,
             ------------------
notice of each meeting of the stockholders, whether annual or special, shall, at least 10 days but not more than 60 days before the date of the meeting, be given to each stockholder of record entitled to vote at the meeting by mailing such notice in the U.S. mail, postage prepaid, addressed to such stockholder at such stockholder's address as the same appears on the records of the Corporation. Such notice shall state the place, date and hour of the meeting, and in the case of a special meeting, shall also state the purpose or purposes thereof.

  Section 8. Nominations of Directors.
             ------------------------

         (a) Only persons who are nominated in accordance with the procedures set forth in these By-Laws shall be eligible for election as directors. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders (i) by or at the direction of the Board of Directors or
(ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice provided for in this By-Law, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this By-Law.

         (b) Nominations by stockholders shall be made pursuant to notice in writing, delivered or mailed to the Secretary and received at the General Offices (i) in the case of an annual meeting, not less than 60 days nor more than 90 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year's annual meeting of stockholders, provided, however, that in the event that the date of the meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder must be received not earlier than the 90/th/ day prior to such date of mailing of proxy materials and not later than the close of business on the later of the 60/th/ day prior to such date of mailing of proxy materials or the 10/th/ day following the day on which public announcement of the date of the meeting is first made; or (ii) in the case of a special meeting at which directors are to be elected, not earlier than the 90/th/ day prior to such special meeting and not later than the close of business on the later of the 60/th/ day prior to such special meeting or the 10/th/ day following the day on which public announcement of the date of the meeting and of the nominees proposed by the Board of Directors to be elected at such meeting is first made. In the case of a special meeting of stockholders at which directors are to be elected, stockholders may nominate a person or persons (as the case may be) for election only to such position(s) as are specified in the Corporation's notice of meeting as being up for election at such meeting. Such stockholder's notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that would be required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named as a nominee and to serving as a Director if elected); (ii) as to the stockholder giving the notice, the name and address, as they appear on the Corporation's books, of such stockholder and the class and number of shares of the Corporation's stock which are beneficially owned by such stockholder; and (iii) as to any beneficial owner on whose behalf the nomination is made, the name and address of such person and the class and number of shares of the Corporation's stock which are beneficially owned by such person. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary that information required to be set forth in a stockholder's notice of nomination that pertains to the nominee. Notwithstanding anything in this By-Law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public statement naming all the nominees for Director or specifying the size of the increased Board of Directors made by the Corporation at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By-Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the General Offices not later than the close of business on the 10/th/ day following the day on which such public announcement is first made by the Corporation.

         (c) No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in these By-Laws. The chairman of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed in this By-Law; and if the chairman should so determine, the chairman shall so declare to the meeting, and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this By-Law, a stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in this By-Law.

  Section 9. List of Stockholders.
             --------------------

         (a) The Secretary of the Corporation shall prepare, at least 10 days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         (b) The stock ledger of the Corporation shall be the only evidence as to the identity of the stockholders entitled (i) to vote in person or by proxy at any meeting of stockholders, or (ii) to exercise the rights in accordance with applicable law to examine the stock ledger, the list required by this By-Law or the books and records of the Corporation.

  Section 10. Quorum. The holders of a majority of the stock issued and
              ------
outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of any business at all meetings of the stockholders, except as otherwise provided by applicable law, by the Certificate of Incorporation or by these By-Laws. The stockholders present at any duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of sufficient stockholders to render the remaining stockholders less than a quorum. Whether or not a quorum is present, either the Chairman of the meeting or a majority of the stockholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which the requisite amount of voting stock shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

  Section 11.  Voting and Required Vote.  Subject to the provisions of the
               ------------------------
Certificate of Incorporation, each stockholder shall, at every meeting of stockholders, be entitled to one vote for each share of capital stock held by such stockholder. Subject to the provisions of the Certificate of Incorporation and applicable law, directors shall be chosen by the vote of a plurality of the shares present in person or represented by proxy at the meeting; and all other questions shall be determined by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting. Elections of directors shall be by written ballot.

  Section 12.  Proxies.  Each stockholder entitled to vote at a meeting of
               -------
stockholders may authorize another person or persons to act for such stockholder by proxy, provided the instrument authorizing such proxy to act shall have been executed in writing in the manner prescribed by applicable law. No proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

  Section 13.  Inspectors of Election; Polls.  Before each meeting of
               -----------------------------
stockholders, the Chairman of the Board or another officer of the Corporation designated by resolution of the Board of Directors shall appoint one or more inspectors of election for the meeting and may appoint one or more inspectors to replace any inspector unable to act. If any of the inspectors appointed shall fail to attend, or refuse or be unable to serve, substitutes shall be appointed by the chairman of the meeting. Each inspector shall have such duties as are provided by applicable law, and shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such person's ability. The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting.

  Section 14.  Organization.  The Chairman of the Board of Directors, or in the
               ------------
Chairman's absence, (i) the Chief Executive Officer, (ii) the Vice Chairman of the Board of Directors, (iii) the President, or (iv) in the absence of each of them, a chairman chosen by a majority of the directors present, shall act as chairman of the meetings of the stockholders, and the Secretary or, in the Secretary's absence, an Assistant Secretary or any employee of the Corporation appointed by the chairman of the meeting, shall act as secretary of the meeting. The order of business and the procedure at any meeting of stockholders shall be determined by the chairman of the meeting.

  Section 15.  No Stockholder Action by Written Consent.  Any action required or
               ----------------------------------------
permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing in lieu of a meeting of such stockholders.

                                  ARTICLE III

                               BOARD OF DIRECTORS

  Section 16.  General Powers, Number, Term of Office.  The business of the
               --------------------------------------
Corporation shall be managed under the direction of its Board of Directors. Subject to the rights of the holders of any series of preferred stock, $0.01 par value per share, of the Corporation ("Preferred Stock") to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed from time to time exclusively by resolution of a majority of the then authorized number of directors of the Corporation (the number of then authorized directors of the Corporation is referred to herein as the "Whole Board"), but in no event shall the number of directors be fewer than three. The directors, other than those who may be elected solely by the holders of any series of Preferred Stock (unless the relevant Preferred Stock Designation shall so provide), shall be divided into three classes, as nearly equal in number as possible, designated "Class I," "Class II" and "Class III." Directors of each class shall serve for a term ending on the third annual meeting of stockholders following the annual meeting at which such class was elected, except that the term of office of the initial Class I director shall expire on the date of the annual meeting in 2000, the term of office of the initial Class II directors shall expire on the date of the annual meeting in 2001 and the term of office of the initial Class III directors shall expire on the date of the annual meeting in 2002. The foregoing notwithstanding, each director shall serve until his or her successor shall have been duly elected and qualified, unless such director shall die, resign, retire or be disqualified or removed. At all elections of directors, the directors chosen to succeed those directors whose terms then expire shall be identified as being of the same class as the directors they succeed. If for any reason the number of directors in the various classes shall not be as nearly equal as possible, the Board of Directors may redesignate any director into a different class in order that the balance of directors in such classes shall be as nearly equal as possible.

  Section 17.  Vacancies.  Subject to the rights of the holders of any series of
               ---------
Preferred Stock to elect additional directors under specified circumstances, and unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, or by a sole remaining director, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires and until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the Board of Directors shall shorten the term of any incumbent director.

  Section 18.  Chairman of the Board.  The Chairman of the Board of Directors
               ---------------------
shall be chosen from among the directors. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors, except as may be otherwise required under applicable law. The Chairman shall act in an advisory capacity with respect to matters of policy and other matters
of importance pertaining to the affairs of the Corporation.   The Chairman,
alone or with the Chief Executive Officer, the President, and/or the Secretary shall sign and send out reports and other messages which are to be sent to stockholders from time to time. The

Chairman shall also perform such other duties as may be assigned to the Chairman by these By-Laws or the Board of Directors. The Board of Directors may also choose a Vice Chairman of the Board of Directors from among the directors, which Vice Chairman if chosen shall perform such duties as may be assigned by these By-Laws, the Board of Directors or the Chairman of the Board.

  Section 19.  Regular Meetings.  Following the annual meeting of stockholders,
               ----------------
the first meeting of each newly elected Board of Directors may be held, without notice, on the same day and at the same place as such stockholders' meeting.
The Board of Directors by resolution may provide for the holding of regular meetings and may fix the times and places at which such meetings shall be held. Notice of regular meetings shall not be required provided that whenever the time or place of regular meetings shall be fixed or changed, notice of such action shall be given promptly to each director, as provided in Section 21 below, who was not present at the meeting at which such action was taken.

  Section 20.  Special Meetings.  Special meetings of the Board of Directors
               ----------------
shall be held whenever called by the Chairman of the Board of Directors, the Vice Chairman of the Board, the Chief Executive Officer or the President, or in the absence of each of them, by the Secretary at the written request of a majority of the directors.

  Section 21.  Notices.  Notice of any special meeting of the Board of Directors
               -------
shall be addressed to each director at such director's residence or business address and shall be sent to such director by mail, electronic mail, telecopier, telegram or telex or telephoned or delivered to such director personally. If such notice is sent by mail, it shall be sent not later than three days before the day on which the meeting is to be held. If such notice is sent by electronic mail, telecopier, telegram or telex, it shall be sent not later than 24 hours before the time at which the meeting is to be held. If such notice is delivered personally, it shall be received not later than 24 hours before the time at which the meeting is to be held. If such notice is telephoned, it shall be to such telephone number or numbers of which the director from time to time shall advise the Secretary for receiving such notice. If given by telephone call, notice shall be deemed given to a director when a message stating the time, place and purpose of the meeting is left with a person answering the telephone at any such number with a request that the director be so informed, or if no such telephone number is answered, then when at least two attempts have been made to reach each telephone number designated by the director for receiving telephonic notice, with an interval of not less than one hour. A certification shall be prepared and filed with the minutes stating the date, time and results of telephonic notice given to any director not present at a meeting with respect to which his waiver of notice of meeting is not filed with the minutes. In all cases, such notice shall state the time, place and purpose or purposes of the meeting.

  Section 22.  Conference Telephone Meetings.  Members of the Board of Directors
               -----------------------------
or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

  Section 23.  Quorum.  One-half of the total number of directors constituting
               ------
the Whole Board, but not less than two, shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such required number of directors for a quorum is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice. Except as otherwise specifically provided by applicable law, the Certificate of Incorporation or these By-Laws, the act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

  Section 24.  Organization.  At each meeting of the Board of Directors, the
               ------------
Chairman of the Board or, in the Chairman's absence, (i) the Chief Executive Officer, if a member of the Board of Directors, (ii) the Vice Chairman of the Board, (iii) the President, if a member of the Board of Directors, or (iv) in the absence of each of them, a chairman chosen by a majority of the directors present, shall act as chairman of the meeting, and the Secretary or, in the Secretary's absence, an Assistant Secretary or any employee of the Corporation appointed by the chairman of the meeting, shall act as secretary of the meeting.

  Section 25.  Resignations.  Any Director may resign at any time by giving
               ------------
written notice to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary of the Corporation. Such resignation shall take effect upon receipt thereof or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

  Section 26.  Removal.  Subject to the rights of the holders of any series of
               -------
Preferred Stock to elect additional directors under specified circumstances, any director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of the then outstanding Voting Stock, voting together as a single class. For purposes of these By-Laws, "Voting Stock" shall mean the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.

  Section 27.  Action Without a Meeting.  Unless otherwise restricted by the
               ------------------------
Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

  Section 28.  Location of Books.  Except as otherwise provided by resolution of
               -----------------
the Board of Directors and subject to applicable law, the books of the Corporation may be kept at the General Offices and at such other places as may be necessary or convenient for the business of the Corporation.

  Section 29.  Dividends.  Subject to the provisions of the Certificate of
               ---------
Incorporation and applicable law, dividends upon the capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the Corporation's capital stock.

  Section 30.  Compensation of Directors.  Directors shall receive such
               -------------------------
compensation and benefits as may be determined by resolution of the Board of Directors for their services as members of the Board of Directors and committees. Directors shall also be reimbursed for their expenses of attending Board of Directors and committee meetings. Nothing contained herein shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

  Section 31.  Additional Powers.  In addition to the powers and authorities by
               -----------------
these By-Laws expressly conferred upon it, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

                                   ARTICLE IV

                            COMMITTEES OF DIRECTORS

  Section 32.  Designation, Power, Alternate Members.  The Board of Directors
               -------------------------------------
may, by resolution or resolutions passed by a majority of the Whole Board, designate an Executive Committee and one or more additional committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent provided in said resolution or resolutions and subject to any limitations provided by applicable law, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If at a meeting of any committee one or more of the members thereof is absent or disqualified, and if either the Board of Directors has not so designated any alternate member or members, or the number of absent or disqualified members exceeds the number of alternate members who are present at such meeting, then the member or members of such committee (including alternates) present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another Director to act at the meeting in the place of such absent or disqualified member. The term of office of the members of each committee shall be as fixed from time to time by the Board of Directors; provided, however, that any committee member who ceases to be a member of the Board of Directors shall automatically cease to be a committee member.

  Section 33.  Quorum, Manner of Acting.  At any meeting of a committee, the
               ------------------------
presence of one-half of its members then in office shall constitute a quorum for the transaction of business; and the act of a majority of the members present at a meeting at which a quorum is present shall be the act of the committee. Each committee may provide for the holding of regular meetings, make provision for the calling of special meetings and, except as otherwise provided in these By-Laws or by resolution of the Board of Directors, make rules for the conduct of its business.

  Section 34.  Minutes.  The committees shall keep minutes of their proceedings
               -------
and report the same to the Board of Directors when required; but failure to keep such minutes shall not affect the validity of any acts of the committee or committees.

                                   ARTICLE V

                              ADVISORY DIRECTORS

  Section 35.  Advisory Directors.  The Board of Directors may, by resolution
               ------------------
adopted by a majority of the Whole Board, appoint such Advisory Directors as the Board of Directors may from time to time determine. The Advisory Directors shall have such advisory responsibilities as the Chairman of the Board may designate and the term of office of such Advisory Directors shall be as fixed by the Board of Directors.

                                  ARTICLE VI

                                   OFFICERS

  Section 36.  Designation.  The officers of the Corporation shall be the Chief
               -----------
Executive Officer, a President, a Secretary, a Chief Financial Officer, a Treasurer and a Controller. The Board of Directors may also elect one or more Executive Vice Presidents, Senior Vice Presidents, Group Vice Presidents, Vice Presidents, Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers as it shall deem necessary. Any number of offices may be held by the same person.

  Section 37.  Election and Term.  At its first meeting after each annual
               -----------------
meeting of stockholders, the Board of Directors shall elect the officers of the Corporation and at any time thereafter the Board of Directors may elect additional officers of the Corporation, and each such officer shall hold office until the officer's successor is elected and qualified or until the officer's earlier death, resignation or removal. Alternatively, at the last regular meeting of the Board of Directors prior to an annual meeting of stockholders, the Board of Directors may elect the officers of the Corporation, contingent upon the election of the persons nominated to be directors by the Board of Directors; and each such officer so elected shall hold office until the officer's successor is elected and qualified or until the officer's earlier death, resignation or removal.

  Section 38.  Removal.  Any officer shall be subject to removal or suspension
               -------
at any time, for or without cause, by the affirmative vote of a majority of the Whole Board.

  Section 39.  Resignations.  Any officer may resign at any time by giving
               ------------
written notice to the Chairman of the Board, the President or to the Secretary. Such resignation shall take effect upon receipt thereof or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

  Section 40.  Vacancies.  A vacancy in any office because of death,
               ---------
resignation, removal or any other cause may be filled for the unexpired portion of the term by the Board of Directors.

  Section 41.  Chief Executive Officer.  The Chief Executive Officer shall have
               -----------------------
the general and active management and supervision of the business of the Corporation. The Chief Executive Officer, if a member of the Board of Directors, shall, in the absence of the Chairman of the Board, preside at all meetings of the stockholders and of the Board of Directors. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer shall also perform such other duties as may be assigned to the Chief Executive Officer by these By-Laws or the Board of Directors. The Chief Executive Officer shall designate who shall perform the duties of the Chief Executive Officer in the Chief Executive Officer's absence.

  Section 42.  President. The President shall perform such duties as may be
               ---------
assigned to the President by these By-Laws, the Board of Directors or, if applicable, the Chief Executive Officer.

  Section 43.  Vice Presidents.  Each Executive Vice President, Senior Vice
               ---------------
President, Group Vice President and each other Vice President shall perform the duties and functions and exercise the powers assigned to such officer by these By-Laws, the Board of Directors, the Chief Executive Officer or the President.

  Section 44.  Secretary.  The Secretary shall attend all meetings of the Board
               ---------
of Directors and of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors and, when appropriate, shall cause the corporate seal to be affixed to any instruments executed on behalf of the Corporation. The Secretary shall also perform all duties incident to the office of Secretary and such other duties as may be assigned to the Secretary by these By-Laws, the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President.

  Section 45.  Assistant Secretaries.  The Assistant Secretaries shall, during
               ---------------------
the absence of the Secretary, perform the duties and functions and exercise the powers of the Secretary. Each Assistant Secretary shall perform such other duties as may be assigned to such Assistant Secretary by these By-Laws, the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or the Secretary.

  Section 46.  Chief Financial Officer.  The Chief Financial Officer shall have
               -----------------------
overall responsibility for causing (1) the funds and securities of the Corporation to be deposited in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors or by any officer or officers authorized by the Board of Directors to designate such depositories; (2) the disbursement of funds of the Corporation when properly authorized by vouchers prepared and approved by the Controller; (3) the investment of funds of the Corporation when authorized by the Board of Directors or a committee thereof; and (4) to be kept full and accurate account of receipts and disbursements in books of the Corporation. The Chief Financial Officer shall render to the Board of Directors, the Chief Executive Officer, or the President, whenever requested, an account of all transactions as Chief Financial Officer and shall also perform all duties incident to the office of Chief Financial Officer and such other duties as may be assigned to the Chief Financial Officer by these By-Laws, the Board of Directors, the Chief Executive Officer, or the President.

  Section 47.  Treasurer.  The Treasurer shall have the custody of the funds and
               ---------
securities of the Corporation and shall deposit them in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors or by any officer or officers authorized by the Board of Directors to designate such depositories; disburse funds of the Corporation when properly authorized by vouchers prepared and approved by the Controller; and invest funds of the Corporation when authorized by the Board of Directors or a committee thereof. The Treasurer shall render to the Board of Directors, the Chief Executive Officer, the President or the Chief Financial Officer, whenever requested, an account of all transactions as Treasurer and shall also perform all duties incident to the office of Treasurer and such other duties as may be assigned to the Treasurer by these By-Laws, the Board of Directors, the Chief Executive Officer, the President or the Chief Financial Officer.

  Section 48.  Assistant Treasurers.  The Assistant Treasurers shall, during the
               --------------------
absence of the Treasurer, perform the duties and functions and exercise the powers of the Treasurer. Each Assistant Treasurer shall perform such other duties as may be assigned to the Assistant Treasurer by these By-Laws, the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer or the Treasurer.

  Section 49.  Controller.  The Controller shall serve as the principal
               ----------
accounting officer of the Corporation and shall keep full and accurate account of receipts and disbursements in books of the Corporation and render to the Board of Directors, the Chief Executive Officer, the President or the Chief Financial Officer, whenever requested, an account of all transactions as Controller and of the financial condition of the Corporation. The Controller shall also perform all duties incident to the office of Controller and such other duties as may be assigned to the Controller by these By-Laws, the Board of Directors, the Chief Executive Officer or the President.

  Section 50.  Assistant Controllers.  The Assistant Controllers shall, during
               ---------------------
the absence of the Controller, perform the duties and functions and exercise the powers of the Controller. Each Assistant Controller shall perform such other duties as may be assigned to such officer by these By-Laws, the Board of Directors, the Chief Executive Officer, the President or the Controller.

                                  ARTICLE VII

                      CONTRACTS, INSTRUMENTS AND PROXIES

  Section 51.  Contracts and Other Instruments.  Except as otherwise required by
               -------------------------------
applicable law, the Certificate of Incorporation or these By-Laws, any contracts or other instruments may be signed by such person or persons as from time to time may be designated by the Board of Directors or by any officer or officers authorized by the Board of Directors to designate such signers; and the Board of Directors or such officer or officers may determine that the signature of any such authorized signer may be facsimile. Such authority may be general or confined to specific instances as the Board of Directors or such officer or officers may determine.

  Section 52.  Proxies.  Except as otherwise provided by resolution of the Board
               -------
of Directors, any officer of the Corporation shall each have full power and authority, in behalf of the Corporation, to exercise any and all rights of the Corporation with respect to any meeting of stockholders of any corporation in which the Corporation holds stock, including the execution and delivery of proxies therefor, and to consent in writing to action by such corporation without a meeting.

                                 ARTICLE VIII

                                 CAPITAL STOCK

  Section 53.  Stock Certificates; Book-Entry Accounts.  The interest of each
               ---------------------------------------
stockholder of the Corporation shall be evidenced by (a) certificates signed by, or in the name of the Corporation by, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer or the Treasurer, and by the Secretary or any Assistant Secretary of the Corporation, certifying the number of shares owned by such holder in the Corporation, or (b) registration in book-entry accounts without certificates for shares of stock in such form as the appropriate officers of the Corporation may from time to time prescribe. Any of or all the signatures on a stock certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

  Section 54.  Record Ownership.  The Corporation shall be entitled to treat the
               ----------------
person in whose name any share, right or option is registered as the owner thereof, for all purposes, and shall not be bound to recognize any equitable or other claim to or interest in such share, right or option on the part of any other person, whether or not the Corporation shall have notice thereof, except as otherwise provided by applicable law.

  Section 55.  Record Dates.  In order that the Corporation may determine the
               ------------
stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action.

  Section 56.  Transfer of Stock.  Transfers of shares of stock of the
               -----------------
Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by the registered holder's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or a transfer agent of the Corporation, and on surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon, or by appropriate book-entry procedures.

  Section 57.  Lost, Stolen or Destroyed Certificates.  The Board of Directors
               --------------------------------------
may authorize a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of the fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of

Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or the owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

  Section 58.  Terms of Preferred Stock.  The provisions of these By-Laws,
               ------------------------
including those pertaining to voting rights, election of directors and calling of special meetings of stockholders, are subject to the terms, preferences, rights and privileges of any then outstanding class or series of Preferred Stock as set forth in the Certificate of Incorporation, any Preferred Stock Designation and in any resolutions of the Board of Directors providing for the issuance of such class or series of Preferred Stock; provided, however, that the provisions of any such Preferred Stock shall not affect or limit the authority of the Board of Directors to fix, from time to time, the number of directors which shall constitute the Whole Board as provided in Section 16 above, subject to the right of the holders of any class or series of Preferred Stock to elect additional directors as and to the extent specifically provided by the provisions of such Preferred Stock.

                                  ARTICLE IX

                                INDEMNIFICATION

  Section 59.  Right of Indemnification Generally.
               ----------------------------------

          (a) Directors, Officers, Employees and Agents. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (but, if permitted by applicable law, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), and any other applicable laws as presently or hereafter in effect, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith; provided, however, that except as provided in Section 60 below, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors.

          (b)  Contract Right. The right to indemnification conferred in this
Article IX shall be a contract right.

  Section 60.  Written Request; Determination of Entitlement.  To obtain
               ---------------------------------------------
indemnification under this Article IX, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Any determination regarding whether indemnification of any person is proper in the circumstances because such person has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware shall be made, at the option of the person seeking indemnification, by the directors as set forth in the General Corporation Law of the State of Delaware or by independent legal counsel selected by such person with the consent of the Corporation (which consent shall not unreasonably be withheld).

  Section 61.  Recovery of Unpaid Claim.  If a claim under Section 59 above is
               ------------------------
not paid in full by the Corporation within 60 days after a written claim pursuant to Section 60 above has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than actions brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its directors, independent legal counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

  Section 62.  Exclusivity; Subsequent Modification.  The right to
               ------------------------------------
indemnification conferred in this Article IX shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-Laws, agreement, vote of stockholders or directors or otherwise. No repeal or modification of this
Article IX shall in any way diminish or adversely affect the rights hereunder of any director, officer, employee or agent in respect of any occurrence or matter arising prior to any such repeal or modification.

  Section 63.  Insurance. The Corporation may maintain insurance, at its
               ---------
expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, limited liability company, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware or otherwise. To the extent that the Corporation maintains any policy or policies providing such insurance, each such director, officer, employee or agent shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such director, officer, employee or agent.

  Section 64.  Other Indemnification Rights.  The Corporation may, to the extent
               ----------------------------
authorized from time to time by the Board of Directors, grant additional rights to indemnification, including rights to be paid by the Corporation the expenses incurred in defending any proceeding in advance of its final disposition, to any agent of the Corporation to the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (but, if permitted by applicable law, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment).

  Section 65.  Illegality; Unenforceability. If any provision or provisions of
               ----------------------------
this Article IX shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Article IX (including, without limitation, each portion of any Section or subsection of this Article IX containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this
Article IX (including, without limitation, each such portion of any Section or subsection of this Article IX containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall be construed so as give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

  Section 66.  Form and Delivery of Communications.  Any notice, request or
               -----------------------------------
other communication required or permitted to be given to the Corporation under this Article IX shall be in writing and either delivered in person or sent by telecopy, telex, telegram, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Corporation.

                                   ARTICLE X

                                 MISCELLANEOUS

  Section 67.  Corporate Seal.  The seal of the Corporation shall be circular in
               --------------
form, containing the words "Varian, Inc." and the word "Delaware" on the
circumference surrounding the word "Seal."   Said seal may be used by causing it
or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

  Section 68.  Fiscal Year.  The fiscal year of the Corporation is the 51- to
               -----------
53-week period that ends on the Friday nearest September 30.

  Section 69.  Auditors.  The Board of Directors shall select certified public
               --------
accountants to audit the books of account and other appropriate corporate records of the Corporation annually and at such other times as the Board of Directors shall determine by resolution.

  Section 70.  Waiver of Notice.  Whenever notice is required to be given
               ----------------
pursuant to applicable law, the Certificate of Incorporation or these By-Laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting of stockholders or the Board of Directors or a committee thereof shall constitute a waiver of notice of such meeting, except when the stockholder or Director attends such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders or the Board of Directors or committee thereof need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or by these By-Laws.

                                  ARTICLE XI

                             AMENDMENT TO BY-LAWS

  Section 71.  Amendments.  These By-Laws may be amended or repealed, or new By-
               ----------
Laws may be adopted, at any meeting of the Board of Directors or of the stockholders, provided notice of the proposed change was given in the notice of the meeting and, in the case of a meeting of the Board of Directors, in a notice given not less than 24 hours prior to the meeting; provided, however, that in the case of amendment, repeal or adoption by stockholders, notwithstanding any other provisions of these By-Laws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any series of Preferred Stock required by applicable law, the Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least 66?% of the voting power of the then outstanding shares of the Voting Stock, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of these By-Laws.